Acquisition	6 Months Ended
Jun. 30, 2018
Disclosure Of Business Combinations [Abstract]
Acquisition

7. ACQUISITION

On May 17, 2017, Cenovus acquired from ConocoPhillips Company and certain of its subsidiaries (collectively, “ConocoPhillips”) a 50 percent interest in FCCL Partnership and the majority of ConocoPhillips’ western Canadian conventional crude oil and natural gas assets (the “Deep Basin Assets”). The acquisition from ConocoPhillips (the “Acquisition”) provided Cenovus with control over the Company’s oil sands operations, doubled the Company’s oil sands production, and almost doubled the Company’s proved bitumen reserves. The Deep Basin Assets provide a second core operating area with more than three million net acres of land, exploration and production assets, and related infrastructure in Alberta and British Columbia.

Total consideration for the Acquisition consisted of US$10.6 billion in cash and 208 million Cenovus common shares plus closing adjustments. At the same time, Cenovus agreed to make quarterly payments to ConocoPhillips during the five years subsequent to May 17, 2017 for quarters in which the average WCS crude oil price exceeds $52.00 per barrel during the quarter. The quarterly payment will be $6 million for each dollar that the WCS price exceeds $52.00 per barrel. The calculation includes an adjustment mechanism related to certain significant production outages at Foster Creek and Christina Lake, which may reduce the amount of a contingent payment. There are no maximum payment terms.

The final purchase price allocation was retrospectively adjusted to reflect new information obtained between May 17, 2017 and December 31, 2017 about conditions that existed at the acquisition date. As a result of these measurement period adjustments, results for the three and six months ended June 30, 2017 were restated, increasing operating costs by $47 million, DD&A by $21 million and the revaluation gain by $31 million, while income tax expense decreased by $14 million.